SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – April 19, 2005

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mellon Center
500 Grant Street
Pittsburgh, Pennsylvania	15258
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

(Former name or former address, if changed since last report)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 19, 2005, the Board of Directors of the Registrant approved certain changes in directors’ compensation, effective April 19, 2005. Under the new arrangements, each director of the Registrant who does not receive a salary from the Registrant or one of its subsidiaries receives a monthly retainer of $3,750 (previously $2,916.67) and, in addition, a fee of $1,500 (previously $1,400) for each meeting at which such director renders services to the Registrant, including meetings of shareholders, the Board of Directors or any committee of the Board on which he or she serves, and separate meetings (if any) with senior management of the Registrant at which services are rendered. Also, this meeting fee is payable for each day’s attendance by a director at a continuing education program. In addition, the Audit Committee Chair receives an annual retainer of $12,500 (previously $7,500), the Chair of the Human Resources Committee receives an annual retainer of $12,500 (previously $6,000) and the Chair of each other Committee receives an annual retainer of $10,000 (previously $6,000). Other elements of directors’ compensation, as described in the Registrant’s Proxy Statement dated March 11, 2005 for its Annual Meeting of Shareholders held April 19, 2005, remain unchanged.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 19, 2005 the Registrant issued a press release announcing results of operations for first quarter 2005 and an increase in the quarterly common stock dividend. A copy of this press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference. However, the references in the press release to the Registrant’s website, www.mellon.com, shall not be deemed to include the contents of the website in the press release or in this Form 8-K. The information included herein is to be considered “filed” under the Securities Exchange Act of 1934 and is incorporated by reference into all filings made by the Registrant under the Securities Act of 1933 and the Securities Exchange Act of 1934 which state that this Current Report on Form 8-K is incorporated therein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Edward J. McAniff served in the class of directors of the Registrant whose terms expired on April 19, 2005. In accordance with the terms of the Registrant’s Board Policies, which provide that a director is expected to retire from the Board of Directors effective as of the date of the Annual Meeting of Shareholders after he or she has attained the age of 70, Mr. McAniff was not nominated for re-election to the Board upon the expiration of his stated term, and upon such expiration he retired from the Board of Directors.

ITEM 8.01 OTHER EVENTS.

On March 22, 2005, the United States Attorney for the Western District of Pennsylvania announced that six former employees of a subsidiary of the Corporation had been indicted by a federal grand jury in Pittsburgh, Pennsylvania on a series of charges relating to the destruction in April 2001 of approximately 80,000 United States tax returns and payments. In related public comments, the United States Attorney indicated that the investigation is continuing. The Corporation is cooperating fully in this investigation.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
99.1	Mellon Financial Corporation Press Release dated April 19, 2005, announcing results of operations for first quarter 2005 and an increase in the quarterly common stock dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

Dated: April 19, 2005	By:	/s/ Michael A. Bryson
Michael A. Bryson Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Press Release dated April 19, 2005	Filed herewith